Federated Hermes Total Return Series, Inc.
Federated Hermes Select Total Return Bond Fund
Institutional Shares (FGFIX)
Service Shares (FGFSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED NOVEMBER 30, 2020
On February 11, 2021, the Board of Directors (the “Board”) of Federated Hermes Total Return Series, Inc., on behalf of its series, Federated Hermes Select Total Return Bond Fund (the “Fund”), approved the following changes and enhancements related to the Fund’s name, investment strategies, and share classes.
1. Effective May 27, 2021, the Fund will change its name to “Federated Hermes Core Bond Fund.”
2. At the start of business on May 27, 2021, the existing Service Shares will be re-designated as Class A Shares.
“The Fund’s existing Service Shares have a total net expense ratio of 0.65%, which will be reduced to 0.60% when re-designated as Class A Shares, as shown in the below table. The existing Service Shares will operate up to the close of business on May 26, 2021. When business opens on May 27, 2021, the newly re-designated Class A Shares will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as outlined in the fund’s prospectus. The required minimum investment amount for Class A Shares is generally $1,500. There is no minimum subsequent investment amount. Current shareholders of Service Shares will be grandfathered into the new Class A Shares of the Fund and will not pay any sales loads as a result of the re-designation or on any future purchases of Class A Shares of the Fund. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of this waiver. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation. This process is designed to cause minimal disruption to existing shareholders in the Fund.

	Current Service Shares	Re-Designated Class A Shares
Distribution (Rule 12b-1) Fee	0.25%	0.00%*
Shareholder Services Fee	0.25%	0.25%
Total Gross Expenses	1.76%	1.51%
Total Net Expenses	0.65%	0.60%
* The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board.”
3. Effective May 27, 2021, the Fund will remove the statement that, under normal market conditions, the Fund’s investment adviser expects to invest at least 50% of the value of its net assets in mortgage-backed securities of investment-grade quality. Accordingly, as of May 27, 2021, the first paragraph of the section entitled “What are the Fund’s Main Investment Strategies?” will be replaced with the following:
“The Fund seeks total return, which is defined as income plus capital appreciation. The Fund pursues its investment objective by investing primarily in U.S. dollar denominated, investment-grade, fixed-income securities. The Fund will invest in U.S. government securities, investment-grade corporate debt securities, mortgage-backed securities (MBS), and certain derivative instruments (such as, for example, futures contracts, options contracts and swap contracts) to implement its investment strategies as more fully described herein. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund may invest up to 5% of its assets in noninvestment-grade securities, including those backed by so-called “sub-prime” mortgages and other types of noninvestment-grade securities. Noninvestment-grade securities may also be referred to as below investment-grade securities.”
4. Effective May 27, 2021, the following language will be added after the second paragraph of the section entitled “What are the Fund’s Main Investment Strategies?”:

“When selecting investments for the Fund, the Adviser can invest directly in individual securities or may invest in other investment companies, including, for example, funds advised by the Adviser or its affiliates (the “Underlying Funds”). These Underlying Funds may include funds which are not available for general investment by the public. The investment companies in which the fund invests are managed independently of the Fund and may incur additional expenses. At times the Fund’s investment in the Underlying Funds may be a substantial portion of the Fund’s portfolio.”
5. Effective May 27, 2021, in the section “Fund Summary Information,” under the sub-section “What are the Main Risks of Investing in the Fund?” please add the following:
“Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.”
Additional details will be provided to shareholders via a revised summary prospectus available on or about May 27, 2021.
March 17, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455395 (3/21)
© 2021 Federated Hermes, Inc.